UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 23, 2021

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Dismissal of Independent Registered Public Accounting Firm
On November 23, 2021, Key Tronic Corporation (“Company”), upon the recommendation of its Audit Committee, dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. BDO served as the Company’s independent registered public accounting firm since 2003.
During the fiscal years ended July 3, 2021 and June 27, 2020 and the subsequent interim period through November 23, 2021, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
Additionally, during the fiscal years ended July 3, 2021 and June 27, 2020 and the subsequent interim period through November 23, 2021, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K except for the following event that has been remediated as described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 3, 2021 (the “Form 10-K”): BDO advised the Company of a material weakness in internal controls over financial reporting related to the design and operating effectiveness of certain controls over the accounting for inventory as well as the Company’s monitoring activities as it pertains to accounting for inventory at its domestic facilities. The Audit Committee discussed the subject matter of this event with BDO, and the Company has authorized BDO to respond fully to inquiries from any successor auditing firm with regard to the event and the remediation of the event.
The audit reports of BDO on the consolidated financial statements of the Company as of and for the fiscal years ended July 3, 2021 and June 27, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
BDO has provided the Company with a copy of its letter addressed to the Securities and Exchange Commission stating that BDO agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of BDO’s letter is filed as Exhibit 16.1 and incorporated in this Item 4.01 by reference.
Engagement of New Independent Registered Public Accounting Firm
On November 30, 2021, the Company engaged Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 2, 2022. The appointment was approved by the Audit Committee of the Board of Directors of the Company.
During the Company’s two most recent fiscal years ended July 3, 2021 and June 27, 2020, and during the subsequent interim period through November 30, 2021, neither the Company nor anyone on its behalf consulted with Moss Adams regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission dated November 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: November 30, 2021

	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer
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